UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

City Office REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Burrard Street Suite 3210
Vancouver, British Columbia	V6C 2X8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 806-3366

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In conjunction with the First Phoenix Closing (as defined below), City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), the operating partnership of City Office REIT, Inc. (the “Company”), entered into a third amendment (the “Third Amendment”) to the Company’s Amended and Restated Credit Agreement, dated as of November 16, 2021, by and among the Operating Partnership, as borrower, the Company and certain of its subsidiaries, as guarantors, KeyBank National Association (“KeyBank”), as lender, agent and swing loan lender, the other lending institutions party thereto, as lenders, and Keybanc Capital Markets, as sole lead arranger and sole book manager (as amended, the “Amended and Restated Credit Agreement”). The Third Amendment, originally dated as of July 21, 2025, became effective on August 15, 2025.

The Third Amendment amends the Amended and Restated Credit Agreement to, among other things, (i) reduce the available commitment for the revolving credit facility thereunder (the “Revolving Credit Facility”) to $150 million, (ii) provide for the pledge of certain of the Company’s assets as security for borrowings under the Amended and Restated Credit Agreement, and (iii) remove references to the Company’s three-year term loan, which was repaid in full with proceeds from the First Phoenix Closing.

The Amended and Restated Credit Agreement contains customary representations and warranties, financial covenants, negative covenants, affirmative covenants and events of default. The Revolving Credit Facility requires quarterly payments of interest only, but requires mandatory prepayments under certain circumstances as set forth in the Amended and Restated Credit Agreement. All obligations under the Amended and Restated Credit Agreement are unconditionally guaranteed by the Company.

The foregoing descriptions of the Third Amendment and the Amended and Restated Credit Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 15, 2025, the Company closed on the sale of six of the Company’s previously-announced dispositions of its seven office properties located in Phoenix, Arizona (the “First Phoenix Closing”) to an unaffiliated buyer for an aggregate purchase price of $266 million. These six properties included the properties known as Block 23, 5090 N 40th St, SanTan, Papago Tech, The Quad and Camelback Square. The Company’s Pima Center property continues to be under contract at a $30 million gross sales price. The sale of the Pima Center property is expected to close at a later date, subject to the Company obtaining certain approvals related to the property’s ground lease. The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 15, 2025, the Company issued a press release announcing, among other things, the First Phoenix Closing. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition (the “Merger”) of the Company by MCME Carell Holdings, LP, a Delaware limited partnership, and MCME Carell Merger Sub, LLC, a Maryland limited liability company, pursuant to a merger agreement filed by the Company on Form 8-K on July 24, 2025 (the “Merger Agreement”). A full description of the terms of the Merger and the Merger Agreement will be provided in the proxy statement that the Company intends to file with the Securities and Exchange Commission (“SEC”) to be used at its special meeting of shareholders to approve the Merger. SHAREHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed merger. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: City Office REIT, Inc., Investor Relations, 666 Burrard Street, Suite 3210, Vancouver, BC V6C 2X8 CA, or at its website, www.cioreit.com. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) as filed with the SEC on February 20, 2025.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Merger or the pending closing of the Pima Center disposition, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of the Company’s current properties, and changes in local, regional, national and international economic conditions, including as a result of the systemic and structural changes in the demand for commercial office space. Forward-looking statements presented in this press release are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this Current Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the pending Pima Center disposition; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy the conditions to the Merger, including obtaining the approval of the Company’s shareholders and other closing conditions more fully described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Merger; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger and the pending Pima Center disposition on the Company’s relationships with tenants, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this press release are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1

Third Amendment, dated as of July 21, 2025 and effective as of August 15, 2025, to Amended and Restated Credit Agreement, by and among City Office REIT Operating Partnership, L.P., as borrower, City Office REIT, Inc. and certain of its subsidiaries, as guarantors, KeyBank National Association, as lender, agent and swing loan lender, the other lending institutions parties named therein, as lenders, and Keybanc Capital Markets, as sole lead arranger and sole book manager

99.1

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2025
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2025
Unaudited Pro Forma Consolidated Statement of Comprehensive Income for the Six Months Ended June 30, 2025
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2024
Unaudited Pro Forma Consolidated Statement of Comprehensive Income for the Year Ended December 31, 2024
Notes to Unaudited Pro Forma Consolidated Financial Statements

99.2	Press Release, dated August 15, 2025, issued by City Office REIT, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: August 15, 2025	By:	/s/ Anthony Maretic
Name: Anthony Maretic Title: Chief Financial Officer, Secretary and Treasurer